	STATEMENT TO CERTIFICATEHOLDERS

	Household Home Equity Loan Trust 2003-1

	Payment Number	9
	Beginning Date of Collection Period	01-May-04
	End Date of Collection Period	31-May-04
	Payment Date	21-Jun-04
	Previous Payment Date	20-May-04

	Funds Disbursement
	Available Funds for Distribution and Skip-A-Pay / Collected Funds
	Available Payment Amount	23,846,400.47
	Principal Collections	21,146,695.82
	Interest Collections (net of servicing fee)	2,699,704.65
	Collections of Interest (net of servicing fee and principal recoveries)
	Servicing fee	194,649.28
	Principal recovery	0.00
	Skip-A-Pay Advance	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	24,041,049.75
	Interest Paid to Certificates	479,599.96
	Principal Paid to Certificates	23,366,800.51
	Equity Certificate	0.00
	Servicing Fee	194,649.28

	Pool Balance
	Begin Principal Balance	467,158,274.42
	Principal Collections (including repurchases)	21,146,695.82
	Additional Principal Reduction Amount	109,929.57
	End Principal Balance	445,901,649.03

	Collateral Performance
	Cash Yield (% of beginning balance)	7.43%
	Charge off Rate (net of principal recoveries; % of beginning balance)
	Net Yield	7.15%
	Cumulative Realized Losses	346,437.27
	Cumulative Loss Percentage	0.05%
	Delinquent Loans
	one payment principal balance of loans	5,903,857.30
	one payment number of loans	67
	two payments principal balance of loans	2,003,003.33
	two payments number of loans	21
	three payments plus principal balance of loans	5,484,671.14
	three payments plus number of loans	64
	Two Payment-Plus Delinquency Percentage	1.68%
	Two Payment-Plus Rolling Average	1.34%

	Home Equity Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period
	Number of loans purchased or substituted pursuant to 2.04 during the period
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period
	Number of loans purchased or substituted pursuant to 3.01 during the period
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period
	Substitution Adjustment Amounts	-
	Number outstanding beginning of period	5,475
	Number outstanding end of period	5,268
	Principal balance of REO as of the end of the collection period
	Number of loans that went into REO during the collection period
	Principal balance of loans that went into REO during the collection period

	Overcollateralization
	Begin OC Amount	106,342,992.82
	OC Release Amount	0.00
	Extra Principal Payment	2,110,175.12
	End OC Amount	108,453,167.94

	Target OC Amount	122,299,780.45
	Interim OC Amount	106,342,992.82
	Interim OC Deficiency	15,956,787.63

	Monthly Excess Cashflow	2,110,175.12
	Principal Payment Amount	21,146,695.82
	Principal Collections	21,146,695.82
	OC Release Amount	-

	Other
	Stepdown	No
	Trigger Event	No
	Event of Default	No
	Master Servicer Termination Event	No
	Total Note Principal Balance as Percent of Total Original Note Balance

	Interest Calculations
	1 month LIBOR	1.10000%
	Class A Formula Rate (1-mo. Libor plus 35 bps)	1.45000%
	Class A Pass-Through Rate	1.45000%
	Class M Formula Rate (1-mo. Libor plus 63 bps)	1.73000%
	Class M Pass-Through Rate	1.73000%
	Available Funds Cap	9.36581%

	Class A Noteholder's Statement
	A. Information on Payments
	1. Total Payments per $1,000	36.469025
	2. Principal Payment per $1,000	35.757374
	3. Interest Payment per $1,000	0.711651

	B. Calculation of Class A Interest Due & Paid
	1. Class A Pass-Through Rate	1.45000%
	2. Days in Accrual Period	32

	3. Class A Interest Due	389,706.94
	4. Class A Interest Paid	389,706.94
	5. Class A Supplemental Interest Amount Paid	-

	6. Class A Unpaid Interest Carry Forward Amount, EOP
	7. Class A Unpaid Supplemental Interest Amount, EOP

	C. Calculation of Class A Principal Due & Paid
	1. Class A Note Principal Balance, BOP	302,358,835.23
	2. Class A Principal Due	19,581,095.77
	3. Class A Principal Paid	19,581,095.77
	4. Class A Principal Carry Forward Amount Paid
	5. Class A unpaid Principal Carry Forward Amount
	6. Class A Note Principal Balance, EOP	282,777,739.46

	7. Class A Note Principal Balance as a % of the Original Class A Note Principal Balance, EOP
	8. Class A Note Principal Balance as a % of the Pool Balance, EOP

	Class M Noteholder's Statement
	A. Information on Payments
	1. Total Payments per $1,000	36.606447
	2. Principal Payment per $1,000	35.757374
	3. Interest Payment per $1,000	0.849073

	B. Calculation of Class M Interest Due & Paid
	1. Class M Pass-Through Rate	1.73000%
	2. Days in Accrual Period	32

	3. Class M Interest Due	89,893.02
	4. Class M Interest Paid	89,893.02
	5. Class M Supplemental Interest Amount Paid	-

	6. Class M Unpaid Interest Carry Forward Amount, EOP
	7. Class M Unpaid Supplemental Interest Amount, EOP

	C. Calculation of Class M Principal Due & Paid
	1. Class M Note Principal Balance, BOP	58,456,446.37
	2. Class M Principal Due	3,785,704.74
	3. Class M Principal Paid	3,785,704.74
	4. Class M Principal Carry Forward Amount Paid
	5. Class M Unpaid Principal Carry Forward Amount
	6. Class M Note Principal Balance, EOP	54,670,741.63

	7. Class M Note Principal Balance as a % of the Original Class M Note Principal Balance, EOP
	8. Class M Note Principal Balance as a % of the Pool Balance, EOP

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 2003-1

The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the "Master Servicer"), pursuant to a Sales and Servicing Agreement dated as of August 28, 2003 (the "Sales and Servicing Agreement"), by and among
HFC Revolving Corporation, as Depositor, the Master Servicer, and JPMorgan Chase
Bank (as successor to Bank One, National Association) as Trustee, does hereby certify with respect to the information 'set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Sales and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the
	Servicer under the Sales and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Payment Date occurring on June 21, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Sales and Servicing Agreement through the Collection Period
	preceding such Payment Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 18th day of June, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer

By: /s/ Phil Krupowicz
Title: Servicing Officer